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                                   UNITED STATES
                         SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549

                             -------------------------
                                      FORM 8-K
                             -------------------------

                                   CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 16, 1997
                                                  --------------------------



                                 LITHIA MOTORS, INC.
               (Exact name of registrant as specified in its charter)


            Oregon                                    93-0572810
(State or other jurisdiction of                    (I.R.S. Employer
incorporation or organization)                    Identification No.)

360 E. Jackson Street, Medford, Oregon                   97501
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (541) 776-6899


(Former name or former address, if changed since last report): N/A

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                                LITHIA MOTORS, INC.
                                      FORM 8-K
                                       INDEX


Item     Description                                                 Page
----     -----------                                                 ----

Item 2.  Acquisition or Disposition of Assets                         2

Item 7.  Financial Statements and Exhibits                            2

         Signatures                                                   3


                                          1

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

(a) On December 16, 1997, Lithia Motors, Inc. (the "Company"), acquired the inventories, operating assets and intangible assets of Century Ford, Inc. in Fresno, California, pursuant to an Agreement for Purchase and Sale of
     Business Assets (the "Agreement") dated September 1, 1997.   Pursuant to
     the Agreement, the total purchase price was approximately $12.23 million, consisting of $2.43 million in cash from the Company's existing cash balances, $0.8 million financed under the Company's equipment line of credit and $9.0 million financed through the Company's flooring line of credit. The Company is leasing the land and facilities from the sellers of Century Ford, Inc.

     There was no previous relationship between the Company and Century Ford, Inc., nor any of the Company's and Century Ford, Inc.'s affiliates, officers or directors.

(b) The Company acquired vehicle and parts and supplies inventories, as well as other assets used in the business of vehicle sales, service and support. The Company intends to utilize the purchased assets in the same capacity.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

     Financial statements for Century Ford, Inc. are not required to be filed.

(b)  PRO FORMA FINANCIAL INFORMATION

     Pro forma financial information for Century Ford, Inc. is not required to be filed.

(c)  EXHIBITS

     The exhibit filed as a part of this report is listed below and this list constitutes the exhibit index.

     2.1 Agreement for Purchase and Sale of Business Assets, by and between Century Ford, Inc. and the Company, dated September 1, 1997.


                                          2
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:   December 23, 1997               LITHIA MOTORS, INC.


                                        By /s/ SIDNEY B. DEBOER
                                           --------------------
                                        Sidney B. DeBoer
                                        Chairman of the Board and
                                        Chief Executive Officer
                                        (Principal Executive Officer)


                                        By /s/ BRIAN R. NEILL
                                           ------------------
                                        Brian R. Neill
                                        Senior Vice President and
                                        Chief Financial Officer
                                        (Principal Financial and Accounting
                                        Officer)


                                      3